UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2019

Sage Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 299-8380

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Sage Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2019. As of April 8, 2019, the record date for the Annual Meeting, there were 51,052,520 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 25, 2019: (i) to elect three directors, Kevin P. Starr, James M. Frates and George Golumbeski, Ph.D., as Class II directors of the Company to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2022 and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”), (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal 2”) and (iii) to hold a nonbinding advisory vote to approve the compensation paid to the Company’s named executive officers (“Proposal 3”).

The Company’s stockholders approved the Class II director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class II directors as follows:

Class II Director Nominee	For	Withheld	Broker Non-Votes
Kevin P. Starr	34,897,875	10,124,725	2,073,881
James M. Frates	35,474,195	9,548,405	2,073,881
George Golumbeski, Ph.D.	44,789,251	233,349	2,073,881

The Company’s stockholders approved to ratify the appointment of PricewaterhouseCoopers LLP in Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
47,080,690	11,715	4,076	0

The Company’s stockholders approved, on a nonbinding advisory basis, the compensation of the named executive officers in Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
44,332,822	680,835	8,943	2,073,881

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGE THERAPEUTICS, INC.

Date: June 6, 2019	By:	/s/ Anne Marie Cook
Anne Marie Cook Senior Vice President, General Counsel